UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2025 (September 3, 2025)
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SOUNDHOUND AI, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40193	85-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 Betsy Ross Drive Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 441-3200
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
On September 9, 2025, SoundHound AI, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report on the completion of the acquisition of all of the issued and outstanding shares of the capital stock of Interactions Corporation (“Interactions”), a Delaware corporation, pursuant to the certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 3, 2025.
This Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Form 8-K.
Item 9.01.    Financial Statement and Exhibits.
(a) Financial Statements of Businesses Acquired.

Interactions’ audited consolidated financial statements as of and for the year ended December 31, 2024 and unaudited condensed consolidated financial statements for the six months ended June 30, 2025 are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated herein by reference. Such financial statements of Interactions were prepared in accordance with U.S. generally accepted accounting principles as issued by the Financial Accounting Standards Board.

(b) Unaudited Pro Forma Condensed Combined Financial Information.

The unaudited pro forma condensed combined financial information for the nine months ended September 30, 2025, and for the year ended December 31, 2024, related to the Company’s acquisition of Amelia and Interactions are attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited consolidated financial statements of Interactions Corporation as of and for the year ended December 31, 2024
99.2	Unaudited condensed consolidated financial statements of Interactions Corporation as of June 30, 2025 and for the six months ended June 30, 2025 and the notes related thereto
99.3	Unaudited pro forma condensed combined financial information of the Company, Amelia and Interactions Corporations for the nine months ended September 30, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2025	SoundHound AI, Inc.

	By:	/s/ Keyvan Mohajer
		Name:	Keyvan Mohajer
		Title:	Chief Executive Officer
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